                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report, and to all references to our firm incorporated by reference in this Form 10-K, into the Company's previously-filed registration statement (File No. 33-60329).


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------
                                                   ARTHUR ANDERSEN LLP

Tampa, Florida
  June 25, 1996


                                      76